SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

          Maryland                       0-31957                  38-3567362
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



100 S. Second Ave., Alpena, Michigan                                   49707
------------------------------------                               ------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

     On April 1, 2005, First Federal of Northern Michigan Bancorp, Inc. (the "Company") completed its stock offering in connection with the second-step conversion of Alpena Bancshares, M.H.C. The Company, the successor to Alpena Bancshares, Inc., is the stock holding company of First Federal of Northern Michigan, a federal savings association.

     A copy of the press release dated April 1, 2005, giving details associated with the transaction is attached as Exhibit 99.1 to this report.

Item 9.01.      Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

        Exhibit No.             Description
        -----------             -----------

          99.1                  Press release dated April 1, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FIRST FEDERAL OF NORHTERN MICHIGAN
                                          BANCORP, INC.


DATE:  April 5, 2005                 By:  /s/ Michael W. Mahler
                                          --------------------------------------
                                          Michael W. Mahler
                                          Executive Vice President



















                                       3